                                                                       Ex. 10.38

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                   SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

SHANGHAI FOCUS MEDIA CO., LTD., (registered address: Room A65, 28 Floor, No.369, Jiangsu Road, Changning District, Shanghai) (hereinafter the "PARTICIPATING SHAREHOLDER"), and HEFEI FUKESI ADVERTISEMENT CO., LTD. (registered address:
Room B2401, Gujin Baihua Building, 156 Shouchun Rd., Hefei) (hereinafter the "PARTICIPATED TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Proxy Agreement among FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter, "PROXY AGREEMENT") dated March 28 2005. Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Focus Media Technology to exercise the voting rights in Participating Target Company in respect of 10% of the equity interest in the registered capital of Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of Participating Shareholder.

Once this Acknowledgement Letter is executed by the Participating Shareholder and Participating Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement, agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement, and acknowledged the rights and obligations of the Parties under the Proxy Agreement.

SHANGHAI FOCUS MEDIA CO., LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


HEFEI FUKESI ADVERTISEMENT CO., LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006


FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO.,
LTD.
(Company chop)


Signature by: /s/ Jason Nanchun Jiang
              --------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative
Date: January 13, 2006